Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income
Net realized gains (losses) on redemptions and sales of silver bullion	$ (45)	$ (4,537)
Change in unrealized gains (losses) on silver bullion	733,186	136,938
Total income	733,141	132,401
Expenses
Management fees (note 8)	7,412	4,198
Bullion storage fees	1,658	1,199
Sales tax	595	350
Listing and regulatory filing fees	184	148
Unitholder reporting costs	142	113
Administrative fees	106	109
Legal fees	82	87
Custodial fees	4	12
Audit fees	114	72
Trustee fees	5	4
Independent Review Committee fees	11	11
Total expenses	10,313	6,303
Net income (loss) and comprehensive income (loss)	$ 722,828	$ 126,098
Weighted average number of Units	213,070,771	153,800,647
Increase (decrease) in total equity from operations per Unit	$ 3.39	$ 0.82